FARMERS NATIONAL BANC CORP.

Acquisition of

The Middlefield Banking Company

INVESTOR PRESENTATION

OCTOBER 22, 2025

IMPORTANT INFORMATION AND DISCLAIMERS

These disclaimers apply to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the "Presentation." When used herein, the phrases "Farmers" or "FMNB" refers to Farmers National Banc Corp. and its subsidiaries, including The Farmers National Bank of Canfield, and "MBCN" refers to Middlefield Banc Corp. and its subsidiaries, including The Middlefield Banking Company.

Cautionary Note Regarding Forward Looking Statements

This Presentation contains, and the officers and directors of Farmers may from time to time make, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are typically identified by words or phrases such as "may," "will," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "forecast," and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Farmers cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed merger involving Farmers and Middlefield, including future financial and operating results; statements about Farmers' plans, objectives, expectations and intentions; statements about the expected timing of completion of the proposed merger; and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the ability to obtain the requisite shareholder approvals; (ii) the risk that Farmers may be unable to obtain governmental and regulatory approvals required to consummate the proposed merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; (iii) the risk that a condition to closing may not be satisfied; (iv) the timing to consummate the proposed merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the proposed merger may not be fully realized or may take longer to realize than expected; (vii) disruption from the proposed merger making it more difficult to maintain relationships with customers, employees or vendors; (viii) the diversion of management time on merger-related issues; (ix) significant changes in general economic conditions in markets where Farmers and Middlefield conduct business which could materially impact credit quality trends; (x) significant changes in U.S. economic conditions including those resulting from continued high rates of inflation, tightening monetary policy of the Board of Governors of the Federal Reserve, and effects of U.S. and foreign country tariff policies; and (xi) other factors which Farmers discusses or refers to in the "Risk Factors" section of its most recent Annual Report on Form 10-K filed with the Commission and other subsequent filings with the SEC, which are available on Farmers' website or at the SEC's website at www.sec.gov. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. Any forward-looking statement speaks only as of the date on which it is made, and Farmers expressly disclaims any obligation to update its forward-looking statements whether as a result of new information, future events or otherwise. All forward-looking statements, expressed or implied, included in or made in connection with this Presentation are expressly qualified in their entirety by this cautionary statement.

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed merger, Farmers intends to file with the U.S. Securities and Exchange Commission ("Commission") a registration statement on Form S-4 ("Form S-4") that will include a joint proxy statement of Farmers and Middlefield and a prospectus of Farmers with respect to the shares of Farmers common stock to be issued in the proposed merger ("proxy statement/prospectus"). Farmers may also file other relevant documents with the Commission regarding the proposed merger. This document is not a substitute for the Form S-4 or proxy statement/prospectus or any other document that Farmers may file with the Commission. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of each of Farmers and Middlefield. Investors and security holders are urged to read the Form S-4, the proxy statement/prospectus and any other relevant documents that may be filed with the Commission, as well as any amendments or supplements to those documents, carefully and in their entirety if and when they become available because they contain or will contain important information about the proposed merger. Investors and security holders will be able to obtain free copies of the Form S-4 and the proxy statement/prospectus (if and when available) and other documents containing important information about Farmers, Middlefield and the proposed merger, once such documents are filed with the Commission through the website maintained by the Commission at http://www.sec.gov. Copies of the documents filed with, or furnished to, the Commission by Farmers will be available free of charge in the "Investor Relations" section of Farmers' website at www.farmersbankgroup.com. The information included on, or accessible through, Farmers' website is not incorporated by reference into this communication.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor will there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

IMPORTANT INFORMATION AND DISCLAIMERS

Participants in the Solicitation
Farmers and Middlefield and their respective directors and officers may be deemed to be participants in the solicitation of proxies from their respective shareholders in connection with the proposed merger. Information about Farmers' directors and executive officers and their ownership of Farmers' securities is set forth in Farmers' filings with the Commission, including its most recent proxy statement filed with the Commission in connection with its 2025 Annual Meeting of Shareholders and its most recent Annual Report on Form 10-K filed with the Commission. Information regarding the Middlefield's directors and executive officers and their ownership of Middlefield's securities is set forth in Middlefield's filings with the Commission, including its most recent proxy statement filed with the Commission in connection with its 2025 Annual Meeting of Shareholders and its most recent Annual Report on Form 10-K filed with the Commission. To the extent that securities holdings of Farmers' or Middlefield's directors and executive officers have changed since the amounts printed in the most recent proxy statements K filed with the Commission, such changes have been or will be reflected on Statements of Change in Ownership on Forms 4 filed with the Commission. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed merger may be obtained by reading the proxy statement/prospectus regarding the proposed merger. You may obtain free copies of these documents as described in the preceding paragraph.

Trademark and Tradenames; Industry and Market Data
This Presentation includes trademarks, tradenames and service marks that are the property of other organizations. Solely for convenience, trademarks and tradenames may appear without the ® and symbols, but those references are not intended to indicate, in any way, that Farmers will not assert, to the fullest extent under applicable law, its rights or that the applicable owner will not assert its rights, to these trademarks and tradenames. The market data and certain other statistical information included in this Presentation are based on a variety of sources, including independent industry publications, government publications and other published independent sources. Some data is also based on Farmers' good faith estimates, which have been derived from management's knowledge and experience in the industry in which Farmers operates. Although Farmers has not independently verified the accuracy or completeness of the third-party information included in this Presentation, based on management's knowledge and experience, Farmers believes that these third-party sources are reliable and that the third-party information is accurate and complete. However, such data involves risks and uncertainties and is subject to change based on various factors.

Pro Forma Financial Information
The pro forma financial and other information included in this Presentation is based on management's good faith estimates and assumptions as of the date hereof. However, Farmers will not finalize the purchase price allocation, the final assessment of fair values of assets and liabilities, and actual transaction expenses until the proposed acquisition of Middlefield Banc Corp. has been completed. Differences between these preliminary estimates and the final acquisition accounting will occur and these differences could have a material impact. In addition, the pro forma information included in this Presentation is for illustrative and informational purposes only and is not necessarily indicative of what the combined company's financial position would have been had the acquisition been completed as of the dates indicated or the future financial position of the combined company, assuming such acquisition is completed.

Non-GAAP Financial Measures
This Presentation contains certain financial information determined by methods other than in accordance with generally accepted accounting principles in the United States of America, or GAAP. These measures and ratios include "tangible common equity" "tangible book value" "return on average tangible common equity" "return on average assets" and "pre-provision net revenue". Management believes these non-GAAP financial measures provide information useful to investors in understanding Farmers' financial results, and that its presentation, together with the accompanying reconciliations, provide a more complete understanding of factors and trends affecting Farmers' business and allows investors to view performance in a manner similar to management, the entire financial services sector, bank stock analysts and bank regulators. These non-GAAP measures are intended to supplement, not substitute for, comparable GAAP measures. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. A reconciliation of the non-GAAP financial measures disclosed in this Presentation are included in the Appendix.

Nothing contained in this presentation is or will be deemed to be, or construed as, any advice or recommendation to the recipient or any third parties as to whether or not such parties should enter into any transaction(s), make any investment, or take any investment, accounting, or corporate action in connection therewith. The delivery of this presentation will not, under any circumstances, create any implication that there has been no change in the affairs of Farmers after the date hereof, and Farmers assumes no obligation to update such information, except to the extent required by applicable law.

PRO FORMA FRANCHISE

Pro Forma Highlights[(1)]

$7.4B
Assets

$5.0B
Loans

$6.1B
Deposits

84
Locations[(2)]

$823M
Market Cap[(3)]



Chardon
Middlefield
Newbury
Garrettsville
Ada
Kenton
Marysville
Plain City
Powell
Dublin
Westerville
Sunbury
LOCATIONS

(1) Estimated at close
(2) Locations include one loan production office for Middlefield Banc Corp.
(3) Market capitalization based upon FMNB closing price of $13.91 as of October 20, 2025
Source: S&P Capital IQ Pro; Company provided documents

SCARCITY VALUE & MARKET HIGHLIGHTS

Pro Forma Franchise Market Highlights[1]

Cleveland, Ohio MSA

$1.1B Market Deposits	#2 Market Rank	19.5% Market Share

Akron, Ohio MSA

$0.3B Market Deposits	#2 Market Rank	17.8% Market Share

Youngstown, Ohio MSA

$2.4B Market Deposits	#1 Market Rank	96.0% Market Share

Columbus, Ohio MSA

$162.5M Market Deposits	Top 25 Market Rank	6 Branches in MSA

Pittsburgh, Pennsylvania MSA

$147.3M Market Deposits	Top 20 Market Rank	4 Branches in MSA

Scarcity Value in Northeast Ohio

#2 Largest Community Bank in Cleveland OH MSA by Deposit Market Share[1]	**~2M** Workforce in Northeast Ohio	**700+** Businesses HQ'd in Region
#3 Cleveland Third Largest MSA in Ohio by Population	**25+** Higher Education Institutions in Northeast Ohio	**50%** of US Population Within 500 Miles of Region

Expansion into Columbus, Ohio MSA

#2 Largest MSA in Ohio by Population	**#5** Highest Median HH Income by Ohio MSA	**#3** Highest Number of Households in Ohio by MSA

Pittsburgh, PA MSA Presence

#2 Largest MSA in Pennsylvania by Population	**#2** Projected HH Income Increase for 26E' – 31E' in Pennsylvania by MSA	**#2** Highest Number of Households in Pennsylvania by MSA

(1) Community banks defined as banks with total assets < $10.0 Billion; Note: Northeast Ohio includes Ashland, Cuyahoga, Erie, Geauga, Huron, Lake, Lorain, Medina, Portage, Richland, Stark, Summit, Tuscarawas, & Wayne Counties; Note: Columbus Ohio MSA includes Delaware, Fairfield, Franklin, Hocking, Knox, Licking, Madison, Morrow, Perry, Pickaway & Union Counties; Note: Pittsburgh PA MSA includes Allegheny, Armstrong, Beaver, Butler, Fayette, Lawrence, Washington & Westmoreland Counties
Note: Deposit market share data as of most recently reported FDIC date, June 30, 2025
Source: S&P Capital IQ Pro; NortheastOhioRegion

ACCELERATION OF STRATEGIC COLUMBUS EXPANSION



The 10-county area in Central Ohio is home to over **2.2 million** people and **16** Fortune 1000 company headquarters. The Columbus region is the **14th** largest metropolis in the U.S.[3]

Historic economic development is underway across Central Ohio, including recently announced projects[1] from Intel ($100 Billion), Amazon ($8.0 Billion), Honda ($4.5 Billion), and Nationwide Children's Hospital ($3.3 Billion). Intel's project alone is the largest single private-sector investment in Ohio's history.

Intel's initial $20 billion investment into two new factories in Licking County could grow to as much as $100 billion by the time the buildout is complete, creating one of the largest semiconductor manufacturing sites in the world. The first phase of the project is expected to create 3,000 Intel jobs and 7,000 construction jobs.[2]

The Columbus Region has experienced robust growth. From 2010 to 2020, the population of the city alone increased at a growth rate of more than 12%, which is substantially higher than the 2.1% average for the rest of the Midwest. The Columbus Region is expected to expand to 3 million people by 2050[3]. Every job at Intel is expected to create 13 more jobs in other industries, creating a total of 39,000 jobs in Central Ohio.[1]

The Middlefield Banking Company has a strong and established presence throughout Central and Western Ohio. With 10 locations throughout Central and Western Ohio, The Middlefield Banking Company is one of the largest independent community banks in the region making it well positioned to support the rapidly expanding financial needs of its surrounding communities.

Sources:
(1) Betsy Liska Goldstein, "Intel on Intel"
(2) Cleveland19
(3) ColumbusRegion

STRATEGIC PARTNERSHIP TO DRIVE COMPETITIVE SCALE

Strategically Compelling

- Transformative partnership to create the premier community banking franchise in the region and positions the pro forma franchise to benefit from significant economies of scale
- Highly complementary geographic footprint is a unique opportunity to acquire in existing markets, while also providing strategic market expansion into Central Ohio
- Pro forma company has operating leverage and opportunity to better compete for loan growth in new, compelling markets with a larger legal lending limit

High Performance & Premier Pro Forma Franchise

- Unlocks meaningful growth opportunities throughout Ohio and improves competitive positioning as a top Midwest community bank franchise < $10B in total assets
- FMNB's dominant market share in existing legacy markets, coupled with MBCN's growth focus in Central Ohio creates a powerful earnings engine
- Enhanced profitability profile through increased operating leverage, pro forma 2027E ROAA ~1.5%
- Enhanced EPS creates valuation upside for both sets of shareholders relative to peer P/E multiples

Financially Attractive

- Immediate increase in scale by $2.0B in assets[(1)], $1.6B in loans[(1)] and $1.6B in deposits[(1)]
- Accretive to pro forma TCE/TA, ~ 6.4% pro forma[(2)]
- Tangible book value earn-back of ~ 3 years (crossover method), modest day 1 TBV dilution at 4.4%
- Effective use of capital and currency at a pay to trade ratio of 87.4%[(3)]
- Meaningful EPS accretion of ~7% annually with an internal rate of return of ~20%

(1) Financial data as of September 30, 2025
(2) Financial data as of transaction close
(3) Defined as Deal Price per Share / MBCN TBV per share divided by FMNB trading price per share / FMNB TBV
Source: S&P Capital IQ Pro

mb The Middlefield Banking Company

FARMERS NATIONAL BANC CORP.

PROVEN ACQUISITION HISTORY AND STRATEGY

Long-Term Strategy of Value-Enhancing Acquisitions

Nine acquisitions in the past ~10 years*, including 7 bank acquisitions

Target franchises with similar culture, compelling reputation, and strong customer base

Focus on businesses that support cross sell opportunities and diverse footprint in compelling banking markets

Minimal initial tangible book value dilution

Strong pro forma capital levels



$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Farmers National Insurance (2008)
Farmers Trust Company (2009)
Private Client Services (2012)
National Associates, Inc. (2013)
National Bancshares, Inc. (2015)
Tri-State 1st Banc, Inc. (2015)
Bowers Insurance (2016)
Monitor Bancorp, Inc. (2017)
Maple Leaf Financial, Inc. (2020)
Cortland Bancorp (2021)
Emclaire Financial Corp (2023)
Crest Retirement Advisors LLC (2024)
Middlefield Banc Corp. (2025)
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025Q2
Pro Forma*
Total Assets
Wealth Mgmt Assets

(*): Including Middlefield Banc Corp. acquisition
Note: Dates as of transaction close except for Middlefield Banc Corp.
Note: Dollars in millions
Source: S&P Capital IQ Pro

mb The Middlefield Banking Company

FARMERS NATIONAL BANC CORP.

ENHANCED PRO FORMA PERFORMANCE & POSITIONING

Ability to Further Enhance Middlefield's Financial Performance & Positioning Through Cost Savings, Efficiency Gains, Cross-Selling Opportunities & Other Enhancements

MRQ Core Return on Average Assets[1]



1.21%
1.47%
FARMERS
2027E Pro Forma[1]

MRQ Net Interest Margin



3.00%
3.43%
FARMERS
2027E Pro Forma[1]

Tangible Common Equity/ Tangible Assets



5.5%
6.4%
FARMERS
Pro Forma At Close

Market Capitalization



$524
$823
FARMERS
Pro Forma At Close

(1) See appendix for reconciliation
Note: Data as of September 30, 2025 and market close as of October 20, 2025
Note: Transaction expected to close on March 31, 2026
Source: S&P Capital IQ Pro

mb The Middlefield Banking Company
FARMERS NATIONAL BANC CORP.

MIDDLEFIELD BANC CORP. FINANCIAL HIGHLIGHTS

Overview of Middlefield Banc Corp.

- Founded in 1901 and headquartered in Middlefield, Ohio
- 120+ years serving local communities spanning the Northeast, Central, and Western Ohio regions
- Operates 21 branches & 1 loan production office spread throughout Ohio with 250+ employees

Financial Highlights(1)

$2.0B *Total Assets*	**$1.6B** *Gross Loans*	**$1.6B** *Deposits*
3.79% *MRQ NIM*	**63.73%** *MRQ Efficiency Ratio*	**1.08%** *MRQ ROAA*
9.62% *MRQ ROAE*	**11.86%** *MRQ ROATCE*	**2.20%** *MRQ Cost of Deposits*
25.4% *NIB Deposits / Total Deposits*	**9.44%** *TCE / TA*	**10.8%** *10 Year Asset CAGR*



Toledo
Cleveland
Akron
Lima
OHIO
Canton
Newark
Columbus
Zanesville
Dayton
Athens
Pittsburgh
Locations (22)
Locations (62)

(1) Financial highlights as of September 30, 2025
Note: Farmers National Banc Corp. locations denoted as gold; Middlefield Banc Corp. denoted as green for map
Source: S&P Capital IQ Pro

mb The Middlefield Banking Company

FARMERS NATIONAL BANC CORP.

PRO FORMA LOAN AND DEPOSIT COMPOSITION

Pro Forma Loan Portfolio Composition

FARMERS NATIONAL BANC CORP — $3.3B



Multifam 6%
C&I 9%
Ag 2%
Agric RE
Consr & Other 9%
C&D 4%
1-4 Fam 25%
HELOC 5%
Own Occ CRE 12%
Other CRE 22%

Yield on Loans
5.9%

+

The Middlefield Banking Company — $1.6B



Multifam 6%
C&I 16%
Agric RE 1%
Consr & Other 1%
C&D 6%
1-4 Fam 23%
HELOC 10%
Own/Occ CRE 13%
Other CRE 24%

Yield on Loans
6.3%

=

PRO FORMA — $4.9B



Multifam
C&I 11%
Ag
Agric RE
Consr & Other 7%
C&D 5%
1st Fam 24%
HELOC 7%
Own Occ CRE 12%
Other CRE 23%

Yield on Loans
6.0%

Pro Forma Deposit Portfolio Composition

FARMERS NATIONAL BANC CORP — $4.4B



Time Deposits < $100k
Time Deposits > $100k 12%
Non Int. Bearing
NOW Accts
MMDA & Sav

Cost of Total Deps.
1.8%

+

The Middlefield Banking Company — $1.6B



Time Deposits < $100k
Time Deposits > $100k
Non Int. Bearing
NOW Accts 14%
MMDA & Sav

Cost of Total Deps.
2.2%

=

PRO FORMA — $6.1B



Time Deposits < $100k 7%
Time Deposits > $100k 12%
Non Int. Bearing 24%
NOW Accts
MMDA & Sav

Cost of Total Deps.
1.9%

Note: Data as of quarter ended September 30, 2025
Note: Dollars in billions; does not include purchase accounting adjustments
Source: S&P Capital IQ Pro

TRANSACTION TERMS[1]

Consideration	• 100% stock for stock transaction • Fixed Exchange Ratio of 2.60x shares of FMNB common stock for each share of MBCN • Ownership: 64% FMNB / 36% MBCN
Key Deal Metrics	• Aggregate Deal Value of $299.0M or $36.17 per share[1] • Deal Value / Tangible Book Value: 163.5% • Pay-to-Trade Ratio: 87.4%[2] • Deal Value / LTM Net Income: 14.1x • Deal Value / 2026E Net Income: 14.5x[3] • Deal Value / 2027E Net Income: 13.8x[3] • Deal Value / (2026E Net Income + Fully Phased Cost Saves): 8.1x[3] • Deal Value / (2027E Net Income + Fully Phased Cost Saves): 7.7x[3] • Internal rate of return: ~20% • Day 1 TBV Dilution of 4.4%, ~ 3 years TBV payback period
Governance / Timing / Approvals	• 2 directors from MBCN's Board to join FMNB Board at closing • Expected closing end of 1st quarter 2026 • FMNB & MBCN shareholder approval required • Customary regulatory approvals

(1) Based on FMNB's closing price of $13.91 on October 20, 2025; excludes the impact of CECL double count
(2) Defined as Deal Price per Share / MBCN TBV per share divided by FMNB trading price per share / FMNB TBV
(3) MBCN earnings based on analyst consensus estimates and company management data

PRO FORMA FINANCIAL IMPACT AND COMPARISON

Pro Forma Financial Impact

Key Deal Metrics[1]	Estimated Capital Ratios At Transaction Close
~7% 2027E EPS Accretion	**~6.4%** TCE / TA Ratio
~4.4% TBV Dilution	**~11.7%** Tier 1 Ratio
~3 Years TBV Earnback	**~13.7%** Total RBC Ratio
~1.5% 2027E ROAA	**~8.9%** Leverage Ratio

Comparison to Peers[2]

ROAA (%)



1.08%
1.21%
1.47%
Pro Forma

(1) Excludes CECL double count, which is expected in calendar year 2027 (early adoption in 2025 or 2026)
(2) Pro Forma data is full year 2027E; See appendix for reconciliation (3) FMNB MRQ Core ROAA data shown; See appendix for reconciliation
Note: FMNB peer group from most recently filed proxy on March 18, 2025; excludes acquired banks
Note: LTM peer comparison data as of most recent quarter ended June 30, 2025; FMNB & MBCN data MRQ as of September 30, 2025; If data < 0 deemed as non-meaningful
Source: S&P Capital IQ Pro

BUILDING FRANCHISE VALUE

Successful Track Record of Adding Value Through M&A; Proven Ability to Execute Prudently Upon Acquisitive Growth

Transaction:	National Bancshares Corporation	Tri-State 1st Banc, Inc.	Monitor Bancorp, Inc.	Maple Leaf Financial	Cortland Bancorp	Emclaire Financial Corp	Middlefield Banc Corp.	Total of Recent Bank Acquisitions
Geography:	Orrville, OH	East Liverpool, OH	Big Prairie, OH	Newbury, OH	Cortland, OH	Emlenton, PA	Middlefield, OH	--
Date Closed:	June 2015	October 2015	August 2017	January 2020	November 2021	January 2023	Est. Q1 2026	--
Branches:	14	5	1	2	13	19	22	76
Purchase Price:	Cash & Stock: $75.3M	Cash & Stock: $14.3M	Cash & Stock: $7.6M	Cash & Stock: $43.0M	Cash & Stock: $129.3M	Cash & Stock: $94.4M	Stock: $299.0M	--
Target Assets:	$546M	$138M	$39M	$275M	$793M	$1,033M	$1,979M	$4,803M
Target Loans:	$409M	$65M	$21M	$181M	$492M	$810M	$1,607M	$3,585M
Target Deposits:	$417M	$123M	$33M	$186M	$678M	$927M	$1,622M	$3,986M

Note: Financial and transaction value shown as of close of transaction; with exception for Middlefield Banc Corp.
Note: Shows all whole bank acquisitions since January 1, 2015; Middlefield Banc Corp. purchase price as of October 20, 2025
Source: S&P Capital IQ Pro

POSITIONED FOR SIGNIFICANT SHAREHOLDER VALUE CREATION

	Farmers National Banc Corp. / The Middlefield Banking Company	Pro Forma Peers 2026 Estimated	
		Median	Top Quartile
Profitability	2027E[1]		
ROAA	1.47%	1.25%	1.43%
ROAE	13.36%	11.78%	12.68%
Net Interest Margin	3.43%	3.64%	3.85%
Implied Trading Multiples			
Price / PF 27 EPS[2]	7.2x	8.6x	10.4x
Trading multiple differential		20%	45%

(1) See appendix for reconciliation, first full calendar year of combined and converted operations
(2) Pro Forma price to earnings multiple based on Farmer's market price of $13.81 as of October 20, 2025; See appendix for EPS reconciliation
Note: FMNB peer group from most recently filed proxy on March 18, 2025; excludes acquired banks
Note: Market data as of October 20, 2025
Source: S&P Capital IQ Pro & Company-provided documents

STRATEGIC MERGERS BENEFIT BOTH COMPANIES

Investors	• Meaningful accretion to both sides, reflected in the pro forma ROAA & EPS • Increase in market capitalization results in a more liquid position for shareholders; accessing a new investor community primarily focused on larger community banks nearing the ~$10 billion asset threshold • The transaction provides significant upside to shareholders, creating a premier community banking franchise in the region, led by an experienced management team
Employees	• Greater economies of scale provide more resources to retain, develop and attract talented employees • A broader franchise footprint creates flexibility for employees and professional growth opportunities • Shared culture and values strengthen our presence in the communities we serve
Customers	• Enhanced resources translate to additional products and services for customers • Upgraded systems and more locations create a broader and more diverse product mix • Increased lending capacity allows continued expansion to new customers and deeper investment in our communities
Community	• Both organizations have rich community legacies spanning more than 100 years • Overlapping markets allow continued engagement in existing communities while expanding involvement into new ones • The transaction represents a shared recommitment by both franchises to their legacy Ohio markets

Appendix

MODELING ASSUMPTIONS

Purchase Accounting Marks & Other Assumptions(1)

- Total gross credit mark of $28.5 million, 1.74% of total loans
  - $13.3 million allocated to purchase credit deteriorated (PCD) loans
  - $15.2 million allocated to non-PCD loans
- $23.6 million loan interest rate mark, accreted over 4 years (Straight-line)
- $1.4 million deposit interest rate mark, amortized over 1 year (Straight-line)
- $2.4 million trust preferred mark, amortized over 12 years (Straight-line)
- $3.5 million other assets mark, fixed assets ($2.5M) & MSRs ($1.0M)
- $22.3 million core deposit intangible (2.00%), amortized over 10 years (Straight-line)
- $18.9 million MBCN AOCI, accreted over 4 years (Straight-line)
- ~38.0% cost savings with 80% phased-in in the first 12 months post-close, and 100% thereafter
- $21.8 million pre-tax merger charges

(1) Excludes CECL double count, which is expected in calendar year 2027 (early adoption in 2025 or 2026)

STRONG PRO FORMA CAPITAL LEVELS

FMNB Pro Forma Capital Ratios at Close

Consolidated

	Farmers National Banc Corp. 9/30/2025	Pro Forma At Close
TCE / TA	5.5%	6.4%
Tier 1 Leverage Ratio	8.8%	8.9%
CET1 Ratio	11.7%	11.2%
Tier 1 Risk-Based Capital Ratio	12.2%	11.7%
Total Risk-Based Capital Ratio	15.2%	13.7%

Bank-Level

	The Farmers National Bank of Canfield 9/30/2025	Pro Forma At Close
Tier 1 Leverage Ratio	9.1%	9.1%
CET1 Ratio	12.7%	11.9%
Total Risk-Based Capital Ratio	13.7%	12.6%

2027E Combined Capital Generation[1]

$ in millions	
FMNB Estimated Net Income[2]	$68.3
MBCN Estimated Net Income[2]	21.6
Cost Savings[3]	17.1
After-tax AOCI Accretion	4.7
Subtotal	**$111.8**
After-tax Core Deposit Intangible Amortization	($1.8)
After-tax Loan Interest Rate Accretion	4.7
After-tax Time Deposit Amortization	(0.3)
After-tax TRUPS Amortization	(0.2)
After-tax Impact of Other Adjustments[4]	0.1
Earnings Power	**$114.3**
(-) Dividends Paid[5]	40.2
Retained Earnings	**$74.1**

~100+bps

CET1 annually[6]

(1) See other appendix reconciliation items for additional information; (2) Earnings estimates based upon analyst consensus estimates through 2026Y and grown 5.0% annually thereafter (3) Reflects fully phased in after-tax cost savings; (4) Other adjustments include reversal of MBCN's intangible asset amortization, opportunity cost of cash & amortization of other assets; (5) Assumes dividend per share of $0.68; (6) Assumes estimated pro forma risk weighted assets of $5.6 billion
Note: S&P Capital IQ Pro; Company-provided documents

The Middlefield Banking Company

FARMERS NATIONAL BANC CORP.

HISTORICALLY EXCELLENT IN BANK M&A INTEGRATION

Total Assets			Total Loans			Total Deposits		
$5.2B 3Q25 Standalone Assets	41.1% Growth	$7.4B 1Q26 Pro Forma Assets	$3.3B 3Q25 Standalone Loans	49.6% Growth	$5.0B 1Q26 Pro Forma Loans	$4.4B 3Q25 Standalone Deposits	39.2% Growth	$6.1B 1Q26 Pro Forma Deposits



Number of Acquisitions
Acquired Assets ($M)
FMNB Standalone Assets ($M)
+20.9% Asset CAGR Including Acquisitions & +7.9% Asset CAGR Excluding Acquisitions
2015: 2; $1,870; $684; $1,186
2016: $1,966; $684; $1,282
2017: 1; $2,159; $723; $1,436
2018: $2,329; $723; $1,606
2019: $2,449; $723; $1,726
2020: 1; $3,071; $998; $2,073
2021: 1; $4,143; $1,791; $2,352
2022: $4,082; $1,791; $2,291
2023: 1; $5,078; $2,824; $2,254
2024: $5,119; $2,824; $2,295
2025E: $5,282; $2,824; $2,458
PF 1Q26E: 1; $7,392; $4,803; $2,589

Note: Non-bank acquisitions excluded
Source: S&P Capital IQ Pro; Company-provided documents

mb The Middlefield Banking Company

FARMERS NATIONAL BANC CORP.

OUR VALUE PROPOSITION

Mission

Our organization will strive to be the premier financial partner, providing the best products and services to achieve innovative solutions for customers, associates, shareholders and the community. We will do so with integrity, respect and commitment to quality.

Community

As a strong, local community bank, Farmers has the honor and privilege of supporting the organizations that make our valley a better place to live and work. Local decision-making gives us the ability to financially support the projects and services that make the biggest impact on our neighbors and community. Commitment — whether to our home area or our neighbors — is the bedrock principle for Farmers.

Internal & Natural Growth

+

Strategic Alliances via Mergers & Acquisitions

+

Stringent Credit Policies

+

Balance Sheet Optimization & Capital Allocation

=

EPS & Tangible Book Value Growth

Source: Company website

NON - GAAP RECONCILIATION OF FMNB TANGIBLE BOOK VALUE

Dollars in thousands, except per share data	For the Year Ended, 2024	For the Quarters Ended, 3/31/2025	6/30/2025	9/30/2025
Total common stockholder's equity	$406,028	$429,134	$437,748	$465,949
Less goodwill and other intangible assets	$188,200	$187,466	$186,731	$186,013
Tangible Common Equity	**$217,828**	**$241,668**	**$251,017**	**$279,936**
Shares outstanding	37,585,612	37,615,000	37,641,666	37,646,549
Book value per common share	$10.80	$11.41	$11.63	$12.38
Tangible Book Value per Common Share	**$5.80**	**$6.42**	**$6.67**	**$7.44**
Total assets	$5,118,924	$5,157,040	$5,178,428	$5,235,575
Less goodwill and other intangible assets	$188,200	$187,466	$186,731	$186,013
Tangible common assets	$4,930,724	$4,969,574	$4,991,697	$5,049,562
Tangible Common Equity to Tangible Assets	**4.42%**	**4.86%**	**5.03%**	**5.54%**

NON - GAAP RECONCILIATION OF FMNB PROFITABILITY METRICS

Dollars in thousands	For the Year Ended, 2024	For the Quarters Ended, 3/31/2025	6/30/2025	9/30/2025	
Average Common Equity	$407,436	$414,021	$425,249	$442,556	
LESS: Average Intangibles	189,038	187,947	187,209	186,479	
Average Tangible Common Equity	**$218,398**	**$226,074**	**$238,040**	**$256,077**	**A**
Net Income Available to Common	45,949	13,578	13,910	12,461	**B**
ADD: Tax-Affected Amortization of Intangibles	2,260	-	-	-	**C**
Net Income + Tax-Affected Amortization of Intangibles	**$48,209**	**$13,578**	**$13,910**	**$12,461**	**D (B + C)**
Return on Average Tangible Common Equity	**22.07%**	**24.02%**	**23.37%**	**19.46%**	**(D / A) *Annualized**

Dollars in thousands	For the Year Ended, 2024	For the Quarters Ended, 3/31/2025	6/30/2025	9/30/2025	
Average Assets	**$5,090,919**	**$5,118,767**	**$5,132,661**	**$5,178,998**	**A**
Net Income Available to Common	**$45,949**	**$13,578**	**$13,910**	**$12,461**	**B**
Return on Average Assets	**0.90%**	**1.06%**	**1.08%**	**0.96%**	**(B / A) *Annualized**

Dollars in thousands	For the Year Ended, 2024	For the Quarters Ended, 3/31/2025	6/30/2025	9/30/2025	
Net Interest Income	130,848	34,195	34,921	36,307	**A**
Total Noninterest Income	43,829	10,481	12,122	11,430	**B**
Total Noninterest Expense	106,599	28,526	27,175	31,679	**C**
Pre-Provision Net Revenue	**$68,078**	**$16,150**	**$19,868**	**$64,231**	**(A + B - C) *Annualized**

NON - GAAP RECONCILIATION OF CORE ROAA

Dollars in thousands, except per share data	For the Quarters Ended, 3/31/2025	6/30/2025	9/30/2025
Net Income	$13,578	$13,910	$12,461
System Conversion / Acquisition Related Costs - After Tax	0	0	2,467
Net Loss (Gain) on Asset/Security Sales - After Tax	1,056	(137)	760
Net Income - Adjusted	**$14,634**	**$13,773**	**$15,688**
Diluted EPS Excluding Merger & Certain Items	**$0.39**	**$0.37**	**$0.42**
Return on Average Assets Excluding System Conversion, Merger and Certain Items (Annualized)	**1.14%**	**1.07%**	**1.21%**
Return on Average Equity Excluding System Conversion, Merger and Certain Items (Annualized)	**14.14%**	**12.96%**	**14.18%**
Return on Average Tangible Equity Excluding System Conversion, Merger Costs and Certain Items (Annualized)	**25.89%**	**23.14%**	**24.51%**

Note: Core ROAA calculated as net income less merger and certain items
Source: Company-provided documents

mb The Middlefield Banking Company

FARMERS NATIONAL BANC CORP.

NON - GAAP RECONCILIATION OF PRO FORMA PROFITABILITY METRICS

Dollars in thousands	For the Years Ended, Post Close 2026E	For the Years Ended, 2027E
Average Common Equity	$791,787	$855,232
LESS: Average Intangibles	313,510	309,395
Average Tangible Common Equity	**$478,277**	**$545,837**
Net Income	**$80,248**	**$114,279**
Return on Average Equity	**13.51%**	**13.36%**
Return on Average Tangible Common Equity	**22.37%**	**20.94%**
Average Diluted Shares Outstanding	53,920,187	59,293,583
Earnings Per Share	**$1.49**	**$1.93**

Dollars in thousands	For the Years Ended, Post Close 2026E	For the Years Ended, 2027E
Average Assets	**$7,498,602**	**$7,750,231**
Net Income Available to Common	**$80,248**	**$114,279**
Return on Average Assets	**1.43%**	**1.47%**
Average Interest Earning Assets	6,620,372	6,978,283
Net Interest Margin	**3.48%**	**3.43%**

Note: FMNB & MBCN earnings based on analyst consensus estimates and company management data
Source: S&P Capital IQ Pro & Company-provided documents

TANGIBLE BOOK VALUE DILUTION RECONCILIATION & ILLUSTRATIVE PRO FORMA NET INCOME & EPS

Tangible Book Value Per Share Dilution

	$ in Millions	Millions of Basic Shares	$ per share
Farmers National Banc Corp.			
FMNB TBV as of September 30, 2025	**$279.9**	**37.6**	**$7.44**
(+) Net Income	31.2		
(-) Dividends	(11.3)		
Standalone FMNB TBV at close (March 31, 2026)	**$299.8**	**37.6**	**$7.96**
Closing Adjustments & Pro Forma TBV:			
Standalone FMNB TBV at close (March 31, 2026)	**$299.8**	**37.6**	**$7.96**
(+) Stock Consideration to MBCN	299.0	21.5	
(-) Goodwill Created	(108.4)		
(-) CDI Created	(22.3)		
(-) FMNB Transaction Costs	(17.9)		
Pro Forma FMNB TBV at close (March 31, 2026)	**$450.1**	**59.1**	**$7.61**

TBV Dilution to FMNB ($)	**($0.35)**
TBV Dilution to FMNB (%)	**(4.4%)**
TBV Earnback Period	**3 Years**
TBV Earnback Period Excl. Loan Interest Rate Mark	**1 Year**

Earnings Per Share Accretion[1]

	2027 $ in Millions	Millions of Diluted Shares
FMNB Standalone Net Income	$68.3	37.6
MBCN Standalone Net Income	21.6	
Combined Net Income	**$89.9**	
New Shares Issued		**21.5**
After-Tax Transaction Adjustments		
Cost savings	$17.1	
Reversal of seller's intangible asset amortization	0.8	
Core deposit intangible amortization	(1.8)	
Opportunity cost of cash and/or investments	(0.5)	
Amortization of other assets	(0.2)	
Earnings accretion from target AOCI	4.7	
Earnings accretion for loan fair value mark	4.7	
Amortization from time deposit fair value mark	(0.3)	
Amoritization from TRUPS fair value mark	(0.2)	
Pro Forma FMNB 2027E Net Income	**$114.3**	**59.1**

Standalone FMNB EPS	**$1.81**
Pro Forma FMNB EPS	**$1.93**
EPS Accretion to FMNB ($)	**$0.12**
EPS Accretion to FMNB (%)	**6.7%**

(1) Earnings estimates based upon analyst consensus estimates through 2026Y and grown 5.0% annually thereafter
Note: Excludes CECL double count, which is expected in calendar year 2027 (early adoption in 2025 or 2026)

COMPREHENSIVE DUE DILIGENCE

Comprehensive Diligence Process

- Completed comprehensive due diligence review with executives from FMNB & MBCN, along with advisors & consultants
- Detailed credit review completed by internal team and augmented with a 3rd party independent review
- Integration management will be overseen by senior executives from both companies
- Due diligence efforts led by FMNB's highly experienced team, marking the 9th acquisition since 2015, including 7 bank acquisitions

Diligence Focus Areas

- ✓ Financial & Accounting
- ✓ Operations & Systems
- ✓ Legal & Regulatory
- ✓ HR & Compliance
- ✓ Credit Quality
- ✓ Commercial Lending
- ✓ Technology
- ✓ Treasury